UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)

of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

January 20, 2026

Bakkt Holdings, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39544	41-2324812
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(IRS Employer Identification Number)

One Liberty Plaza, One Liberty St., Ste. 305-306,

New York, New York 10006

(Address of Principal Executive Offices)

Registrant’s telephone number, including area code: (678) 534-5849

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A Common Stock, par value $0.0001 per share	BKKT	The New York Stock Exchange
Warrants to purchase Class A Common Stock	BKKT WS	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

Preliminary Financial Results for Quarter Ended December 31, 2025

•	Bakkt Holdings, Inc.’s (“Bakkt”) gross digital asset revenues for the fourth quarter of 2025 are estimated to be in a range of $298 million to $300 million.

•	Bakkt’s total digital asset costs and execution, clearing and brokerage fees for the fourth quarter of 2025 are estimated to be in a range of $297 million to $299 million.

•	Bakkt’s available cash, cash equivalents and restricted cash[1] at December 31, 2025 are estimated to be in a range of $26 million to $28 million.

•

Bakkt’s net cash used in operating activities (excluding customer funds payable) for the fourth quarter of 2025 is estimated to be in a range of $19 million to $21 million. Significant uses of this cash include a customer deposit return of approximately $6.3 million and legal and other professional fees associated with such as the elimination of Bakkt’s predecessor’s umbrella partnership-C corporation structure, investments in non-U.S. companies to expand our Bakkt Global strategy, acquisition of Distributed Research Technologies and lease terminations of approximately $5.2 million, each of which expenses the Company believes to be non-recurring.

•

Bakkt’s net cash used in investing activities for the fourth quarter of 2025 is estimated to be in the range of $12 million to $14 million. Significant uses of this cash include approximately $23.8 million paid in connection with the sale of the Loyalty Business (as defined below) and $4.8 million of advances to the Loyalty Business buyer for Loyalty Business expense payments facilitated through the Transition Services Agreement that have not been reimbursed by the Loyalty Business buyer, partially offset by a $10.6 million cash settlement from a derivative contract and approximately $4.9 million of proceeds from the sale of available for sale securities.

•

Bakkt’s net cash used in financing activities for the fourth quarter of 2025 is estimated to be in the range of $3 million to $5 million. Significant uses of this cash include approximately $3.5 million incurred for Tax Receivable Agreement settlements associated with Bakkt’s previously reported reorganization of certain entities in order to streamline Bakkt’s corporate structure and governance by eliminating Bakkt’s predecessor’s umbrella partnership-C corporation structure.

•	Bakkt also announced that it plans to host an Investor Day on March 17, 2026.

The preliminary financial information set forth above has not been reviewed or audited by Bakkt’s independent registered accounting firm and is subject to revision and is anticipated to be finalized in connection with the completion of the Bakkt’s Annual Report on Form 10-K for the year ended December 31, 2025. Bakkt’s preliminary estimates above are not a comprehensive statement of Bakkt’s financial results and are not necessarily indicative of the results to be expected as of or for the quarter ended December 31, 2025, or any future period. Accordingly, you should not place undue reliance on these preliminary estimates. Bakkt expects to report its fourth quarter 2025 and annual 2025 results during a conference call in March, at which point it will discuss its fourth quarter 2025 and annual 2025 financial results in more detail.

During the course of Bakkt’s quarter-end and year-end closing procedures and review process, including the finalization of its financial statements for and as of the year ended December 31, 2025, Bakkt may identify items that would require it to make adjustments, which may be material to the information presented above. As a result, the estimates above constitute forward-looking information and are subject to risks and uncertainties, including possible adjustments to preliminary results. See “Cautionary Note Regarding Forward-Looking Statements” for further details.

The information included in this Item 2.02 shall be deemed filed for purposes of Section 18 of the Securities Exchange Act of 1934, as amended.

[1]	Restricted cash is held to satisfy certain minimum capital requirements pursuant to regulatory requirements, or as collateral for insurance contracts and our purchasing card facility.

Item 8.01. Other Events.

Loyalty Business Sale Litigation

As previously reported, on July 23, 2025, Bakkt Opco Holdings, LLC (“Opco”), a wholly owned subsidiary of Bakkt, entered into the Equity Purchase Agreement dated as of July 23, 2025, as amended on September 30, 2025 (as amended, the “Purchase Agreement”), with Project Labrador Holdco, LLC, a wholly owned subsidiary of Roman DBDR Technology Advisors, Inc. (the “Purchaser”), and Bridge2 Solutions, LLC, Aspire Loyalty Travel Solutions, LLC, Bridge2 Solutions Canada, Ltd., each a wholly owned subsidiary of Opco, and B2S Resale, LLC, an indirect wholly owned subsidiary of Opco (collectively, the “Acquired Companies”). Pursuant to the terms and subject to the conditions set forth in the Purchase Agreement, Opco agreed to sell to the Purchaser all of the issued and outstanding equity interests of the Acquired Companies, which constitute the entities that previously conducted Bakkt’s loyalty and travel redemption business (the “Loyalty Business”). As previously reported, Bakkt completed the sale of the Loyalty Business on October 1, 2025 (the “Closing”).

Pursuant to the Purchase Agreement, the Purchaser had agreed to promptly return certain funds, estimated to be approximately $5 million, that remained with the Acquired Companies at Closing to ensure the uninterrupted completion of certain ordinary course transactions of the Loyalty Business that would occur on or about the time of the Closing (the “Wrong Pockets Cash”). The Purchaser has failed to return the Wrong Pockets Cash. As a result, Opco has filed a complaint against the Purchaser for breach of contract in the Delaware Superior Court to enforce such payment obligations. In addition, in connection with the Closing, Opco loaned approximately $5 million of restricted cash held by the Acquired Companies pursuant to the Purchase Agreement and certain unsecured subordinated promissory notes (the “Notes”). The Purchaser has failed to repay certain obligations under the Notes and Opco intends to enforce its rights under the Notes as necessary to recover any unpaid amounts.

India Investment

As disclosed in its Form 8-K filed November 21, 2025, the Company elected to subscribe to 47,500,000 warrants to be issued by Transchem Ltd., an Indian company listed on BSE Ltd., pursuant to a preferential allotment approved by Transchem’s board of directors on November 21, 2025, and subject to regulatory approvals (the “Investment”). Shareholder approval for the warrant allotment was obtained at an extraordinary general meeting of shareholders on December 20, 2025. The purchase price for the warrants is approximately $10 million. The warrants may be exercised by the Company for shares in Transchem’s common stock within 18 months of issuance in one or more tranches. The Investment includes an option for the Company to subscribe for additional warrants. Transchem has informed the Company that it has identified a potential acquisition target in India engaged in stock broking and registered with the Securities and Exchange Board of India as both a stockbroker and a depository participant. Subject to the completion of definitive agreements, regulatory approvals, and other customary closing conditions, the Company expects to provide additional updates in due course on the structure of the Investment, any potential corporate name change or rebranding, and expected changes to management and governance.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains “forward-looking statements” within the meaning of Section 27A of the Securities Act, and Section 21E of the Exchange Act. Such statements include, but are not limited to, statements regarding Bakkt’s expectations regarding its anticipated financial results and the Investment. Forward-looking statements can be identified by words such as “will,” “likely,” “expect,” “continue,” “anticipate,” “estimate,” “believe,” “intend,” “plan,” “projection,” “outlook,” “grow,” “progress,” “potential” or words of similar meaning. Such forward-looking statements are based upon the current beliefs and expectations of Bakkt’s management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and beyond Bakkt’s control. Actual results and the timing of events may differ materially from the results anticipated in such forward-looking statements. You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date hereof or to reflect new information or the occurrence of unanticipated events.

The following factors, among others, could cause actual results and the timing of events to differ materially from the anticipated results or other expectations expressed in such forward-looking statements: Bakkt’s ability to grow and manage growth profitably; Bakkt’s ability to complete its acquisition of Distributed Technologies Research Global Ltd., including its infrastructure, and achieve the expected benefits therefrom; the regulatory environment for digital assets and digital stablecoin payments; changes in Bakkt’s business strategy, including its adoption of a digital asset treasury strategy; the price of digital assets; risks associated with owning digital assets, including price volatility, limited liquidity and trading volumes, relative anonymity, potential widespread susceptibility to market abuse and manipulation, compliance and internal control failures at exchanges and other risks inherent in its entirely electronic, virtual, form and decentralized network; the fluctuation of Bakkt’s operating results, including because Bakkt may be required to account for its digital assets at fair value; Bakkt’s ability to time the price of its purchase of digital assets pursuant to its strategy; the impact of the market value of digital assets on Bakkt’s ability to satisfy its financial obligations, including any debt financings; unrealized fair value gains on its digital asset holdings subjecting Bakkt to the corporate alternative minimum tax; legal, commercial, regulatory and technical uncertainty regarding digital assets and enhanced regulatory oversight of companies holding digital assets including the possibility that regulators reclassify any digital assets the Bakkt holds as a security causing Bakkt to be in violation of securities laws and be classified as an “investment company” under the Investment Company Act of 1940; competition by other Bitcoin treasury companies and the availability of spot-traded products for Bitcoin; enhanced regulatory oversight as a result of Bakkt’s treasury strategy; the possibility of experiencing greater fraud, security failures or operational problems on digital asset trading venues compared to trading venues for more established asset classes, and any malfunction, breakdown or abandonment of the underlying blockchain protocols, or other technological difficulties, may prevent access to or use of such digital assets; the concentration of Bakkt’s expected digital asset holdings relative to non-digital assets; the inability to use Bakkt’s digital asset holdings as a source of liquidity to the same extent as cash and cash equivalents, due to, for example, risks associated with digital assets and other risks inherent to its entirely electronic, virtual form and decentralized network; Bakkt or a third-party service provider experiencing a security breach or cyber-attack where unauthorized parties obtain access to its digital assets; the loss of access to or theft or data loss of Bakkt’s digital assets, which could be unrecoverable due to the immutable nature of blockchain transactions; if Bakkt elects to hold its digital assets through a third-party custodian, the loss of direct control over its digital assets and dependence on the custodian’s security practices and operational integrity which may lead to the loss of its digital assets as a result of the insolvency of the custodian, theft by employees or insiders of the custodian or if the custodian’s security measures are comprised, including as a result of a cyber-attack; Bakkt not being subject to the legal and regulatory protections applicable to investment companies such as mutual funds and exchange-traded funds, or to obligations applicable to investment advisers; the non-performance, breach of contract or other violations by counterparties assisting Bakkt in effecting its treasury strategy; Bakkt’s future capital requirements and sources and uses of cash, including funds to satisfy its liquidity needs; changes in the market in which Bakkt competes, including with respect to its competitive landscape, technology evolution or changes in applicable laws or regulations; changes in the markets that Bakkt targets; volatility and disruptions in the digital asset, digital payments and stablecoin markets that subject Bakkt to additional risks, including the risk that banks may not provide banking services to Bakkt and market sentiments regarding digital assets, digital payments and stablecoins; the possibility that Bakkt may be adversely affected by other macroeconomic, geopolitical, business, and/or competitive factors; Bakkt’s ability to launch new services and products, including with its expected commercial partners, or to profitably expand into new markets and services; Bakkt’s ability to execute its growth strategies, including identifying and executing acquisitions and divestitures and Bakkt’s initiatives to add new clients; Bakkt’s ability to reach definitive agreements with its expected commercial counterparties; Bakkt’s failure to comply with extensive government regulations, oversight, licensure and appraisals; uncertain and evolving regulatory regime governing blockchain technologies, stablecoins, digital payments and digital assets; Bakkt’s ability to establish and maintain effective internal controls and procedures; the exposure to any liability, protracted and costly litigation or reputational damage relating to Bakkt’s data security; the impact of any goodwill or other intangible assets impairments on Bakkt’s operating results; Bakkt’s ability to maintain the listing of its securities on the New York Stock Exchange; and other risks and uncertainties indicated in Bakkt’s filings with the SEC, including its most recent Annual Report on Form 10-K for the year ended December 31, 2024 and its quarterly reports on Form 10-Q for the quarter ended March 31, 2025, the quarter ended June 30, 2025 and the quarter ended September 30, 2025, the risks regarding Bakkt’s adoption of its investment policy set forth in Exhibit 99.1 to Bakkt’s Current Report on Form 8-K, filed with the SEC on June 10, 2025, and the risks regarding Bakkt’s adoption of its Treasury Strategy set forth in Exhibit 99.1 to its Current Report on Form 8-K, dated as of the date hereof.

You are cautioned not to place undue reliance on such forward-looking statements. Such forward-looking statements relate only to events as of the date on which such statements are made and are based on information available to us as of the date of this Current Report on Form 8-K. Unless otherwise required by law, we undertake no obligation to update any forward-looking statements made in this Current Report on Form 8-K to reflect events or circumstances after the date of this Current Report on Form 8-K or to reflect new information or the occurrence of unanticipated events..

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

BAKKT HOLDINGS, INC.
Date: January 20, 2026

/s/ Marc D’Annunzio
Name: Marc D’Annunzio
General Counsel and Secretary

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